UAM FUNDS
Funds for the Informed Investor(sm)

SUPPLEMENT DATED SEPTEMBER 20, 1999, TO THE
MCKEE PORTFOLIOS' INSTITUTIONAL CLASS
PROSPECTUS DATED FEBRUARY 16, 1999

Effective November 1, 1999, the Board of Directors of UAM Funds, Inc. approved a 1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio, the McKee International Equity Portfolio and the McKee U.S. Government Portfolio (the "Portfolio" or collectively, the "Portfolios").

For the McKee Small Cap Portfolio, the fee will be charged on redemptions or exchanges made within twelve months of purchase. For the McKee International Equity Portfolio and the McKee U. S. Government Portfolio, the fee will be charged on redemptions or exchanges made within six months of purchase.

The Portfolios will retain the fee for the benefit of the remaining shareholders. The fee has been implemented to encourage long-term investment in the Portfolios, avoid transaction and other expenses caused by early redemption, and facilitate portfolio management. The redemption fee will be imposed on the net asset value of the shares on the redemption date, which may be more or less than the net asset value of the shares on the date of purchase.


UAM (r)
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